Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vistance Networks, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Charles L. Treadway, President, Chief Executive Officer and Director of the Company, and Kyle D. Lorentzen, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 4, 2026

/s/ Charles L. Treadway
Charles L. Treadway
President, Chief Executive Officer and Director
(Principal Executive Officer)

/s/ Kyle D. Lorentzen
Kyle D. Lorentzen
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)